Exhibit 99.1

Acreage’s Floating Shareholders Approve U.S. Strategic Arrangement with Canopy and Canopy USA

New York, March 16, 2023 – Acreage Holdings, Inc. (“Acreage” or the “Company”) (CSE:ACRG.A.U, ACRG.B.U), (OTCQX: ACRHF, ACRDF), today announced that, at a special meeting of holders (the “Floating Shareholders”) of Acreage’s Class D subordinate voting shares (the “Floating Shares”) held on March 15, 2023 (the “Meeting”), the Floating Shareholders voted in favor of a special resolution (the “Arrangement Resolution”) authorizing and approving the arrangement (the “Floating Share Arrangement”) under section 288 of the Business Corporations Act (British Columbia) (the “BCBCA”) with Canopy Growth Corporation (“Canopy”) and Canopy USA, LLC (“Canopy USA”), and matters related thereto.

Peter Caldini, Chief Executive Officer of Acreage, commented, “On behalf of the board of directors and the Company, I’d like to thank our Floating Shareholders for the strong support they have shown for this transformational arrangement with Canopy and Canopy USA.” Mr. Caldini continued, “This is an exciting opportunity for our shareholders to realize the value of their investment in the strong platform Acreage has built. As the industry matures, this arrangement enables their continuous participation in the next phase of our Company’s growth as part of a leading North American brand powerhouse under Canopy USA. With the vote completed, we turn our focus to securing the remaining approvals to close this transaction in a timely manner and accelerate Canopy USA's pathway to full ownership of Acreage.”

The Arrangement Resolution required approval by at least 66⅔% of the votes cast at the Meeting by the Floating Shareholders. Additionally, pursuant to Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions (“MI 61-101”), the Arrangement Resolution required approval by at least a majority of votes cast at the Meeting by the Floating Shareholders, excluding the Floating Shares held by any “interested party”, any “related party” of an “interested party” or any “joint actor” (as such terms are defined in MI 61-101), all as more particularly described in Acreage’s proxy statement and management information circular mailed to Floating Shareholders in connection with the Meeting (the “Circular”).

Acreage expects that the hearing date for the application for the final order of the Supreme Court of British Columbia (the “Final Order”) will take place on or about March 20, 2023 in Vancouver, British Columbia.

In accordance with the terms of the floating share arrangement agreement dated October 24, 2022, among the Company, Canopy and Canopy USA (the “Floating Share Arrangement Agreement”), Canopy has agreed, subject to the terms and conditions set forth therein, to exercise its option pursuant to the arrangement agreement (the “Existing Arrangement Agreement”) between Canopy and Acreage dated April 18, 2019, as amended (the “Fixed Option”) to acquire Acreage’s outstanding Class E subordinate voting shares (the “Fixed Shares”), representing approximately 70% of the total shares of Acreage as at the date hereof, at a fixed exchange ratio of 0.3048 of a common share of Canopy (“Canopy Share”) for each Fixed Share held, such exercise to occur no later than five business days following the satisfaction of all required conditions. Upon completion of: (i) the acquisition of the Floating Shares pursuant to the Floating Share Arrangement; and (ii) the acquisition of the Fixed Shares pursuant to the arrangement under Section 288 of the BCBCA on the terms and conditions set out in the Existing Arrangement Agreement (the “Existing Arrangement”), Canopy USA will own 100% of the issued and outstanding shares in the capital of Acreage.

Upon receipt of the Final Order and the satisfaction or waiver of all other conditions set out in the Floating Share Arrangement Agreement, which the parties continue to work towards, the parties will complete the Floating Share Arrangement.

About Acreage Holdings, Inc.

Acreage is a multi-state operator of cannabis cultivation and retailing facilities in the U.S., including the Company’s national retail store brand, The Botanist. With its principal address in New York City, Acreage’s wide range of national and regionally available cannabis products include the award-winning The Botanist brand, craft brand Superflux, the Tweed brand, the Prime medical brand in Pennsylvania, the Innocent brand in Illinois and others. Since its founding in 2011, Acreage has focused on building and scaling operations to create a seamless, consumer-focused, branded experience. Learn more at www.acreageholdings.com and follow us on Twitter, LinkedIn, Instagram, and Facebook.

Forward Looking Statements

This news release and each of the documents referred to herein contains “forward-looking information” and “forward-looking statements” within the meaning of applicable Canadian and United States securities legislation, respectively. All statements, other than statements of historical fact, included herein are forward-looking information. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved.

Forward-looking statements or information involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of Acreage or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Examples of such statements include statements with respect to expectations regarding the timing for obtaining the Final Order and the completion of the Floating Share Arrangement; the ability of shareholders to realize the value of their investment and participate in the Company’s growth; Canopy’s exercise of the Fixed Option pursuant to the Existing Arrangement Agreement; and other statements with respect to the Floating Share Arrangement, the Existing Arrangement and Acreage’s proposed transactions with Canopy and Canopy USA.

Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including, but not limited to: the occurrence of changes in U.S. federal Laws regarding the cultivation, distribution or possession of marijuana; the ability of the parties to receive, in a timely manner and on satisfactory terms, the necessary regulatory, court and Floating Shareholder approvals; the ability of the parties to satisfy, in a timely manner, the other conditions to the completion of the Floating Share Arrangement Agreement; the ability of Canopy, Canopy USA and Acreage to satisfy, in a timely manner, the closing conditions to the Floating Share Arrangement; risks relating to the value and liquidity of the Floating Shares and the common shares of Canopy; Canopy maintaining compliance with the Nasdaq Global Stock Market (the “Nasdaq”) and Toronto Stock Exchange listing requirements; the rights of the Floating Shareholders may differ materially from those of shareholders in Canopy; the successful completion of Canopy USA’s acquisition and integration of Mountain High Products, LLC, Wana Wellness, LLC and The Cima Group, LLC (collectively, “Wana”) and Lemurian, Inc. (“Jetty”); expectations regarding future investment, growth and expansion of Acreage’s operations; the possibility of adverse U.S. or Canadian tax consequences upon completion of the Floating Share Arrangement; if Canopy USA acquires Wana, Jetty, or the Fixed Shares pursuant to the Existing Arrangement Agreement without structural amendments to Canopy’s interest in Canopy USA, the listing of the Canopy Shares on the Nasdaq may be jeopardized; the risk of a change of control of either Canopy or Canopy USA; restrictions on Acreage’s ability to pursue certain business opportunities and other restrictions on Acreage’s business; the impact of material non-recurring expenses in connection with the Floating Share Arrangement on Acreage’s future results of operations, cash flows and financial condition; the possibility of securities class action or derivatives lawsuits; in the event that the Floating Share Arrangement is not completed, but the acquisition by Canopy of the Fixed Shares (the “Acquisition”) is completed pursuant to Existing Arrangement Agreement and Canopy becomes the majority shareholder in Acreage, the likelihood that the Floating Shareholders will have little or no influence on the conduct of Acreage’s business and affairs; risk of situations in which the interests of Canopy USA and the interests of Acreage or shareholders of Canopy may differ; Acreage’s compliance with Acreage’s business plan for the fiscal years ending December 31, 2020 through December 31, 2029 pursuant to the Existing Arrangement Agreement; in the event that the Floating Share Arrangement is completed, the likelihood of Canopy completing the Acquisition in accordance with the Existing Arrangement Agreement; risks relating to certain directors and executive officers of Acreage having interests in the transactions contemplated by the Floating Share Arrangement Agreement and the connected transactions that are different from those of the Floating Shareholders; risks relating to the possibility that holders of more than 5% of the Floating Shares may exercise dissent rights; other expectations and assumptions concerning the transactions contemplated between Canopy, Canopy USA and Acreage; the available funds of Acreage and the anticipated use of such funds; the availability of financing opportunities for Acreage and Canopy USA and the risks associated with the completion thereof; regulatory and licensing risks; the ability of Canopy, Canopy USA and Acreage to leverage each other’s respective capabilities and resources; changes in general economic, business and political conditions, including changes in the financial and stock markets; risks relating to infectious diseases, including the impacts of the COVID-19; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis, political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks disclosed in the Circular, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, dated March 11, 2022 and the Company’s other public filings, in each case filed with the SEC on the EDGAR website at www.sec.gov and with Canadian securities regulators and available under Acreage’s profile on SEDAR at www.sedar.com. Although Acreage has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.

Although Acreage believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and Acreage does not undertake any obligation to publicly update such forward-looking information or forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

Neither the Canadian Securities Exchange nor its Regulation Service Provider, nor any securities regulatory authority in Canada, the United States or any other jurisdiction, has reviewed and does not accept responsibility for the adequacy or accuracy of the content of this news release.

For more information, contact:

Steve Goertz
Chief Financial Officer
investors@acreageholdings.com

Courtney Van Alstyne
MATTIO Communications
acreage@mattio.com

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